UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009 lululemon athletica inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2285 Clark Drive Vancouver, British Columbia Canada	V5N 3G9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 732-6124

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 26, 2009, lululemon athletica inc. (the “Company”) issued a press release announcing that the Company is raising its guidance for the third quarter of fiscal 2009 ending November 1, 2009. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release entitled “lululemon athletica inc. Raises Guidance for Third Quarter of Fiscal 2009”, issued by the Company on October 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: October 26, 2009	/s/ John E. Currie

John E. Currie, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release entitled “lululemon athletica inc. Raises Guidance for Third Quarter of Fiscal 2009”, issued by the Company on October 26, 2009.